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                                                                   April 1, 2002
 FUND PROFILE
T. ROWE PRICE
Dividend Growth
Fund

 A stock fund seeking growing dividend income and long-term capital growth. This profile summarizes key information about the fund that is included in the fund^s prospectus. The fund^s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO

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FUND PROFILE
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 What is the fund^s objective?

   The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.


 What is the fund^s principal investment strategy?

   We will normally invest at least 65% of the fund^s total assets in the common stocks of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. T. Rowe Price believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term income can contribute significantly to total return. Dividends can also help reduce the fund^s volatility during periods of market turbulence and help offset losses when stock prices are falling.

   Our in-house research team looks for stocks with sustainable, above-average growth in earnings and dividends, and we attempt to buy them when they are temporarily out of favor or undervalued by the market. Holdings tend to be in large to medium-sized companies.

   In selecting investments, we favor companies with one or more of the following:

  ^ either a track record of, or the potential for, above-average earnings and dividend growth;
  ^ a competitive current dividend yield;
  ^ a sound balance sheet and solid cash flow to support future dividend increases;
  ^ a sustainable competitive advantage and leading market position; and ^ attractive valuations, such as low price/earnings, price/cash flow, or price/ dividend ratios.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund^s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund^s emphasis on dividend-paying companies could result in significant investments in large-capitalization stocks. At times, stocks such as these may lag shares of smaller, faster-growing companies. Also, a company may reduce or
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FUND PROFILE
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   eliminate its dividend. The fund^s efforts to buy stocks that appear temporarily out of favor carry the risk that a stock or group of stocks may remain out of favor for a long time and may continue to decline.

   As with all equity funds, this fund^s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund^s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  ^The fund^s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a reasonable and rising level of current income from equity investments and can accept price fluctuations in an effort to achieve long-term capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  ^Equity investors should have a long-term investment horizon and be willing to wait out bear markets.
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FUND PROFILE
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 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor^s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund^s other returns because the loss generates a tax benefit that is factored into the result.



               Calendar Year Total Returns
  "93"   "94"     "95"   "96"     "97"     "98"    "99"    "00"     "01"
 -----------------------------------------------------------------------
 19.41  2.16   31.75  25.36  30.77  15.04  -2.82   10.06    -3.64
 -----------------------------------------------------------------------


                  Quarter ended    Total return

 Best quarter        12/31/98         13.05%
 Worst quarter       9/30/01          -9.59%


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FUND PROFILE
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
Table
1
 Average
Annual
Total
Returns
                                        Periods ended 03/31/02
                                                         Since inception
                                 1 year      5 years      (12/30/1992)
 ------------------------------------------------------------------------------
  Dividend Growth Fund
  Returns before taxes               5.63%        9.09%         13.40%
  Returns after taxes on
  distributions                      5.14         7.80          11.66
  Returns after taxes on
  distributions and sale of
  fund shares                        3.43         6.93          10.52
  S&P 500 Stock Index                0.24        10.17          13.10
  Lipper Multi-Cap Core Fund         0.68         9.18         11.62*
  Index
 ------------------------------------------------------------------------------



 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 *Since 12/31/92


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

Table
2
 Fees
and
Expenses
of
the
Fund*
                                        Annual fund operating expenses
                                 (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------
  Management fee                                    0.52%/ // /
  Other expenses                                    0.29%
  Total annual fund operating                       0.81%/ // /
  expenses
 ------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

 1 year   3 years  5 years   10 years
 -------------------------------------
   $83     $259     $450      $1,002
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


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FUND PROFILE
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Thomas J. Huber manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined T. Rowe Price in 1994 as an investment analyst and has served on the committee since 1998.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan^s toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /^/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.
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FUND PROFILE
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 What services are available?

   A wide range, including but not limited to:

  ^ retirement plans for individuals and large and small businesses; ^ automated information and transaction services by telephone or computer; ^ electronic transfers between fund and bank accounts; ^ automatic investing and automatic exchange; ^ brokerage services; and ^ asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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 T. Rowe Price Investment Services, Inc., Distributor